Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-159855 on Form S-8 of our report dated June 25, 2025, appearing in this Annual Report on Form 11-K of the Idaho Power Company Employee
Savings Plan for the year ended December 31, 2024.

/s/ Eide Bailly LLP

Denver, Colorado
June 25, 2025